INVESCO EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MARCH 19, 2020 TO THE PROSPECTUSES DATED OCTOBER 28, 2019, AS

PREVIOUSLY SUPPLEMENTED, OF:

Invesco S&P 500 Revenue ETF

Invesco S&P MidCap 400 Revenue ETF

Invesco S&P SmallCap 600 Revenue ETF

Invesco S&P Ultra Dividend Revenue ETF

(each, a “Fund” and collectively, the “Funds”)

Effective immediately, for each Fund, the following disclosure is added to the end of the paragraph entitled “Index Risk” in the section “Summary Information – Principal Risks of Investing in the Fund”:

Additionally, the Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule.

Effective immediately, for each Fund, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Summary Information – Principal Risks of Investing in the Fund”

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to the Fund’s NAV.

Effective immediately, the following disclosure replaces the last two sentences of the paragraph entitled “Index Risk” in the section “Additional Information About the Funds’ Strategies and Risks– Principal Risks of Investing in the Funds”:

Additionally, a Fund rebalances its portfolio in accordance with its Underlying Index, and, therefore, any changes to the Underlying Index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, a Fund’s performance could be lower than other types of mutual funds with investment advisers that actively manage their portfolio assets to take advantage of or defend against market events.

Effective immediately, the following disclosure is added to the end of the paragraph entitled “Market Risk” in the section “Additional Information About the Funds’ Strategies and Risks– Principal Risks of Investing in the Funds”:

Additionally, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism or other events could result in increased premiums or discounts to a Fund’s NAV.

Effective immediately, the following disclosure is added after “Money Market Funds Risk” in the section “Additional Information About the Funds’ Strategies and Risks– Additional Risks of Investing in the Funds”:

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of a Fund’s investments.

Please Retain This Supplement for Future Reference.

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